Exhibit 99.2

POP FACTORY, LLC. And Subsidiaries

Consolidated Financial Statements

As of and for the Year Ended December 31, 2012

And Report of Independent Registered Public Accounting Firm

POP FACTORY, LLC. AND SUBSIDIARIES

TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm

Stockholder and Board of Directors

Pop Factory, LLC. and Subsidiaries

We have audited the accompanying consolidated balance sheet of Pop Factory, LLC. and Subsidiaries (the “Company”) as of December 31, 2012, and the related consolidated statement of operations, members’ equity and cash flows for the year then ended.  These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2012, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cherry Bekaert LLP
Atlanta, Georgia June 12, 2013

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POP FACTORY, LLC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2012

ASSETS
Current assets:
Cash	$21,726
Trade accounts receivable	6,783
Total Current Assets	28,509

Property, and Equipment, net	22,490
Total Assets	$50,999

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Accounts payable	$5,000
Accrued expenses	28,919
Deferred rent	3,514
Total Current Liabilities	37,433

Total Liabilities	37,433

Members’ Equity	13,566

Total Liabilities and Members’ Equity	$50,999

The accompanying notes to consolidated financial statements are an integral part of this statement.2

POP FACTORY, LLC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

Net Sales	$216,474

Cost of goods sold	-84,464
Gross Profit	132,010

Operating Expenses
General and administrative expenses	-207,369

Total Operating Expenses	-207,369
Loss from Operations	-75,359

Net Loss	$-75,359

The accompanying notes to consolidated financial statements are an integral part of this statement.3

POP FACTORY, LLC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF MEMBERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2012

Balance at December 31, 2011	$77,289
Net loss	(75,359)
Equity contributions	11,636
Balance at December 31, 2012	$13,566

The accompanying notes to consolidated financial statements are an integral part of this statement.4

POP FACTORY, LLC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2012

Cash flows from operating activities
Net loss	$(75,359)
Adjustments to reconcile net loss to
net cash used by operating activities:
Depreciation	13,191
Changes in net assets and liabilities:
Trade and other receivables	(626)
Accounts payable	4,355
Accrued expenses	17,561
Deferred rent	(328)
Net cash used in operating activities	(41,206)

Cash flows from investing activities
Capital expenditures	(3,030)
Net cash used in investing activities	(3,030)

Cash flows from financing activities
Members' capital contributions	11,636
Net cash provided by financing activities	11,636

Net change in Cash	(32,600)
Cash, beginning of year	54,326
Cash, end of year	$21,726

The accompanying notes to consolidated financial statements are an integral part of this statement.5

POP FACTORY, LLC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012

Note 1Description of business

Pop Factory LLC is a Florida Limited Liability Company which owns one hundred percent (100%) of three limited liability companies: All Star Media LLC, Stardust Entertainment LLC and Stardust International LLC, collectively "The Company".  The Company provides websites (including digital beach lifestyle website Bikini.com) and content distributed through mobile and other platforms.

Note 2Summary of significant accounting policies

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition – The Company has two primary sources of revenue: Mobile Royalty Revenue and Advertising Revenue (e.g. pay per click, banner ads).  Due to the inability to determine when delivery of service has been rendered and lack of reasonable assurance of collection, the Company recognizes revenue on Mobile Royalty upon receipt of payment.  Advertising Revenue is recognized based on the month the service is delivered.

Accounts Receivable  – Accounts receivable consist of trade accounts receivable and are stated at cost, less an allowance for doubtful accounts, the net of which approximates fair value. Management’s determination of the allowance for doubtful accounts is based on an evaluation of the accounts receivable, past experience, current economic conditions, and other risks inherent in the accounts receivable portfolio.  Credit is extended to customers after an evaluation of the customer’s financial condition, and generally collateral is not required. The allowance for doubtful accounts is adjusted based on the knowledge of the collections. Management believes all accounts are fully collectible and, therefore, no allowance has been recorded at December 31, 2012.

Property and Equipment – Property and equipment are stated at cost. Additions and improvements that extend asset lives are capitalized. Maintenance and repairs are charged to expense as incurred.

Depreciation – Depreciation is provided over the estimated remaining useful lives of the assets and is calculated using the straight-line method.

Lives used for depreciation calculations are as follows:

Software and Graphic Art	3 years
Computers Equipment	5 years
Furniture and Equipment	7 Years

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POP FACTORY, LLC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012

Note 2Summary of significant accounting policies (continued)

Income Taxes – The Company, with the consent of its members, elected to have their income taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay Federal or State corporate income taxes on its income. Instead, the stockholders of an S corporation are taxed on their proportionate share of the Company’s net income as adjusted for taxes. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements. The calendar years ended December 31, 2010 through December 31, 2012 are generally still open to examination by applicable taxing authorities.

Subsequent Events – We have evaluated subsequent events through June 12, 2013, the date the financial statements were issued.

On March 29, 2013 the Company's members sold one hundred percent of their interest in the Company to Remark Media, Inc. for a total purchase price of $2,375,000. Upon the acquisition of the Company, its Federal S Election was terminated and the Company’s tax status converted to its default classification of disregarded, thereby joining the consolidated filing of Remark Media, Inc.

Note 3 Property and equipment

Major classes of property and equipment consist of the following at December 31, 2012:

Software and Graphic Art	$8,849
Computer Equipment	44,754
Furniture and Fixtures	50,440
104,043
Less accumulated depreciation	-81,553

Property and equipment, net	$22,490

Depreciation expense was $13,191 for the year ended December 31, 2012.

Note 4Lease commitments

The Company leases office space under a commercial real estate operating lease which expires September 30, 2013. There are no options to renew on the existing lease agreement. Lease expense for the year ended December 31, 2012 is $48,860.   The remaining obligation as of December 31, 2012 under the Company's lease through September 30, 2013 is $45,269.

Note 5Employee benefits

The Company sponsors a 401(k) retirement plan (the “Plan”) that covers substantially all employees. Under the terms of the Plan, all contributions are discretionary. The 401(k) plan was terminated in connection with the sale of the Company on March 29, 2013.

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POP FACTORY, LLC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012

Note 6Concentrations of credit risk and sales

The Company’s total net sales of $216,474 for 2012 were derived from various customers. However, four customers accounted for 57% of the Company's total net sales.  The loss of one or more of these customers could have a significant negative impact on the Company's financial statements. Three customers accounted for the Company’s total trade accounts receivable balance of $6,783 at December 31, 2012.

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